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                                                                    Exhibit 10.9





                        AMENDMENT NO. 2 TO LOAN AGREEMENT
                        ---------------------------------

         AGREEMENT, made as of the 29th day of January, 2001, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, THE "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEY CORPORATE CAPITAL INC. (successor-in-interest to KeyBank National Association), a Michigan corporation, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS:

         (A) The "Original Borrowers" set forth on Exhibit 1 annexed hereto (the "ORIGINAL BORROWERS"), the Agent and the banks signatory thereto (the "EXISTING BANKS") entered into a certain Loan Agreement dated as of March 28, 1997 (as heretofore amended by a certain Amendment No. 1 to Loan Agreement dated as of October 1, 1998, among the Borrowers, the Banks and the Agent, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "LOAN AGREEMENT");

         (B) Pursuant to subsection 7.8(b) of the Original Loan Agreement, HCRI is required to cause each newly-created Subsidiary to become a party to the Loan Agreement and in connection therewith, the Original Borrowers desire that each such newly-created Subsidiary listed on Exhibit 1 under the caption "Additional Borrowers" be added as a "Borrower" under the Loan Agreement;

         (C) The Borrowers wish to amend the Original Loan Agreement to, among other things, extend the Revolving Credit Commitment Termination Date to March 31, 2003 and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth;

         (D) Each of the Banks desire to change its Revolving Credit Commitment to the amount set forth opposite its name on its signature page hereto and the Borrowers desire to accept such changed Revolving Credit Commitment; and

         (E) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

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         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. CHANGE IN REVOLVING CREDIT COMMITMENTS; ADDITIONAL
BORROWERS.

                  SECTION 1.1 REVOLVING CREDIT COMMITMENTS. From and after the date hereof, for purposes of the Loan Agreement, the Revolving Credit Commitment of each Bank shall be the amount set forth opposite such Bank's name on the signature pages hereto under the caption "Revolving Credit Commitment" as such amount may be increased or reduced pursuant to the terms of the Loan Agreement, and such amount (if changed) shall supersede and be deemed to amend the amount of its respective Revolving Credit Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

                  SECTION 1.2 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrowers from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Revolving Credit Commitments, after giving effect to the decreased amount of the Revolving Credit Commitments of the Banks. The Borrowers agree and consent to the terms of this Section 1.2.

                  SECTION 1.3 ASSUMPTION BY ADDITIONAL BORROWERS. The Additional Borrowers hereby: (i) agree to be a party to the Original Loan Agreement as amended hereby; (ii) assume, on a joint and several basis with the Original Borrowers, all of the Obligations of a "Borrower" under the Loan Agreement;
(iii) agree to be bound as a "Borrower" by all of the terms of the Loan Agreement and to perform and discharge all of the obligations of a Borrower contained in or arising under the terms of the Loan Agreement; and (iv) agree that the terms "Borrower(s)" and "Loan Party(ies)" are deemed to include each of the Additional Borrowers.

         ARTICLE 2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT; SUBSTITUTED NOTES.

                  SECTION 2.1 The Original Loan Agreement is hereby amended as follows:

                  (a) The definition of "Alternate Applicable Margin" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                  "'Alternate Applicable Margin' - as at any date of determination, with respect to LIBOR Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:





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                  Either of the following Ratings:

                  BBB+ or  higher by S&P or Baa1 or higher           1.250%
                  by Moody's

                  Either of the following Ratings:

                  BBB by S&P or                                      1.325%
                  Baa2 by Moody's

                  Either of the following Ratings:

                  BBB- by S&P or                                     1.500%
                  Baa3 by Moody's

                  Either of the following Ratings:

                  BB+ by S&P or                                      1.875%
                  Ba1 by Moody's

                  Both of the following Ratings:

                  Lower than BB+ or no investment grade              2.200%
                  Rating by S&P and lower than Ba1 or no
                  investment grade Rating by Moody's

         For purposes of the foregoing: (i) if the Ratings established by S&P and Moodys shall fall within different levels, the Alternate Applicable Margin shall be based upon the higher of the two ratings unless one of the two ratings is two or more levels lower than the other, in which case the Alternate Applicable Margin shall be determined by reference to the lower of the two Ratings, and (ii) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change in the Alternate Applicable Margin shall apply to all outstanding LIBOR Loans during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."



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                  (b) The definition of "Applicable Margin" appearing in Article
1 is deleted in its entirety.

                  (c) The definition of "Borrowing Base" appearing in Article 1 is amended by deleting therefrom in its entirety clause (i) thereof and substituting therefor the following clause (i):

                      "(i) (A) from January 29, 2001 through and including February 28, 2001, 66 2/3% of Eligible Healthcare Assets,

                      (B) from March 1, 2001 through and including August 28, 2001, 63% of Eligible Healthcare Assets,

                      (C) from August 29, 2001 through and including February 28, 2002, 60% of Eligible Healthcare Assets,

                      (D) from March 1, 2002 through and including May 29, 2002, 58% of Eligible Healthcare Assets,

                      (E) from May 30, 2002 through and including November 29, 2002, 55% of Eligible Healthcare Assets,

                      (F) from November 30, 2002 through and including March 31, 2003, 52% of Eligible Healthcare Assets; and

                      (G) at any time, in the event that the Borrower does not maintain an investment grade Rating from either S&P or Moody's, 50% of Eligible Healthcare Assets,

         in each case, plus"

                  (d) The definition of "Commitment Fee" appearing in Article 1 is deleted in its entirety.

                  (e) The definition of "Commitment Fee Percentage" appearing in
Article 1 is deleted in its entirety.

                  (f) The definition of "EBITDAR" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'EBITDAR' - for any period, with respect to any Facility, pre-tax net income PLUS Operator Interest Expense, Mortgage Expense (but excluding therefrom any amounts relating to principal), Lease Rental Expense, depreciation, amortization, management fees as reported by the Operator less an imputed management fee equal to (x) with respect to Long-Term Care Facilities, five (5%) percent of such Facility's net revenues, and (y) with respect to all other Facilities, three (3%) percent of such Facility's net revenues; provided, however, that net income (or net loss) shall be computed without giving effect to extraordinary losses or gains (all as determined in accordance with

         GAAP), and provided, further, EBITDAR may be further adjusted to reflect other non-recurring items as mutually agreed upon by the Borrowers, the Agent and the Syndication Agent (but in no event shall the aggregate amount of all such adjustments exceed $20,000,000 over the term of this Agreement), which adjustment(s) shall be set forth in a footnote to the Borrowing Base Certificate (whether or not such adjustments impact availability under the Borrowing Base) disclosing the Facility(ies) impacted thereby, the adjustment(s) taken and the Fixed Charge Coverage prior to such adjustment(s)."

                  (g) The definition of "D&P" appearing in Article 1 is deleted in its entirety.

                  (h) The definition of "Eligible Healthcare Assets" is amended by deleting clause (z) thereof in its entirety and substituting therefor the following:

                           "(z) any individual Facility which is part of an Operator's Pooled Facilities (regardless of the number of Facilities comprising such Pooled Facilities) that is in a stage of development or "fill-up" may be included as part of such Operator's Pooled Facilities if (1) such Facility has received its certificate of occupancy, and (2) such Facility has a Fixed Charge Coverage of not less than .70 to 1.00, and for purposes of this clause (z) only, as at any date of computation thereof, Fixed Charge Coverage shall be determined:

                                    (i) During the period commencing on the date
         of receipt of a certificate of occupancy (or if such Facility has been transferred to a new Operator, the date of transfer, as applicable) for such Facility through the last day of the fifteenth (15th) month thereafter, based on the fiscal quarter immediately preceding such date of determination;

                                    (ii) As at the last day of the eighteenth
         (18th) month following the date of receipt of a certificate of occupancy or the date of transfer, as applicable, for such Facility, based on the two fiscal quarters immediately preceding such date of determination;

                                    (iii) As at the last day of the twenty-first
         (21st) month following the date of receipt of a certificate of occupancy or the date of transfer, as applicable, for such Facility, based on the three fiscal quarters immediately preceding such date of determination; and

                                    (iv) As at the last day of the twenty-fourth
         (24th) month following the date of receipt of a certificate of occupancy or the date of transfer, as applicable, for such Facility and at all times thereafter, based on the four fiscal quarters immediately preceding such date of determination.

         Notwithstanding anything to the contrary contained in clauses (z)(i) through (iv) above, in the event any Facility covered by this clause
         (z) has a Fixed Charge Coverage of not less than .70 to 1.00 prior to the last day of the fifteenth (15th) month following the date of receipt of a certificate of occupancy or the date of transfer, as applicable, for such Facility (the last day of any fiscal quarter in which such ratio has been met for the first time with respect to such Facility, is hereinafter referred to as a "COMPLIANCE DATE"), as


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

         at any date of determination thereof, Fixed Charge Coverage with respect to such Facility shall be determined:

                                    (i) As at the Compliance Date, based on the
         fiscal quarter ending on the Compliance Date;

                                    (ii) As at the last day of the third (3rd)
         month following the Compliance Date, based on the two fiscal quarters immediately preceding such date of determination;

                                    (iii) As at the last day of the sixth (6th)
         month following the Compliance Date, based on the three fiscal quarters immediately preceding such date of determination; and

                                    (iv) As at the last day of the ninth (9th)
         month following the Compliance Date and at all times thereafter, based on the four fiscal quarters immediately preceding such date of determination.

         The foregoing shall be applicable only to a single transfer of a Facility that is in a stage of development or "fill-up" during the term of this Agreement. In the event such a Facility is transferred more than once during the term of this Agreement, the inclusion of such Facility as an Eligible Healthcare Asset shall be determined without regard to this clause (z)."

                  (i) The following new definition is inserted in Article 1 in its appropriate alphabetic location as follows:

                  "'Facility Fee' - as defined in subsection 2.7(b) hereof.

                  (j) The following new definition is inserted in Article 1 in its appropriate alphabetic location as follows:

                      "'Facility Fee Percentage' - as at the last day of any fiscal quarter, the applicable percentage set forth below based upon the Ratings in effect on such date:

                  Either of the following Ratings:

                  BBB+ or  higher by S&P or Baa1 or higher          0.250%
                  by Moody's


                  Either of the following Ratings:

                  BBB by S&P or                                     0.300%
                  Baa2 by Moody's




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
                  Either of the following Ratings:

                  BBB- by S&P or                                    0.375%
                  Baa3 by Moody's

                  Either of the following Ratings:

                  BB+ by S&P or                                     0.500%
                  Ba1 by Moody's

                  Both of the following Ratings:

                  Lower than BB+ or no investment grade             0.550%
                  Rating by S&P and lower than Ba1 or no
                  investment grade Rating by Moody's

         For purposes of the foregoing: (i) if the Ratings established by S&P and Moody's shall fall within different levels, the Facility Fee Percentage shall be based upon the higher of the two ratings unless one of the two ratings is two or more levels lower than the other, in which case the Facility Fee Percentage shall be determined by reference to the lower of the two Ratings, and (ii) if any Rating shall be changed (other than as a result of a change in the rating system of the applicable Rating Agency), such change shall be effective as of the date on which it is first announced by the Rating Agency making such change. Each such change with respect to the Borrowers shall apply at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, the parties hereto shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system."

                  (k) The definition of "Fleet" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'Fleet' - Fleet National Bank (successor by merger to Fleet Bank, N.A.), a national banking association, in its capacity as a Bank hereunder."

                  (l) The definition of "Ratings Agencies" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'Ratings Agencies' - Moody's and S&P."

                  (m) The phrase "the aggregate amount set forth opposite such Bank's name on the signature pages hereof" appearing in the definition of the term "Revolving Credit

Commitment" in Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

                  (n) The definition of "Revolving Credit Commitment Termination Date" appearing in Article 1 is amended by deleting the date "March 28, 2001" therefrom and substituting therefor the date "March 31, 2003".

                  (o) The definition of "Total Revolving Credit Commitment" appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                           "'Total Revolving Credit Commitment' - the aggregate obligations of the Banks to make loans hereunder up to the aggregate amount of One Hundred Fifty Million ($150,000,000) Dollars as such amount may be increased in accordance with Section 2.23 hereof."

                  (p) Section 2.1 is amended by adding the following immediately after the first sentence thereof:

         "In addition to the foregoing, if, as at June 30, 2001 (as reflected in the Borrowing Base Certificate due no later than August 29, 2001), after giving effect to all outstanding Loans there exists less than $17,500,000 of availability under the Borrowing Base, then from August 29, 2001 until May 30, 2002, the obligation of the Banks to make Loans hereunder during such period shall also be subject to the demonstration by the Borrowers that after giving effect to any requested Loan, there shall be not less than $20,000,000 of availability under the Borrowing Base. Compliance with the foregoing shall be evidenced by the delivery to the Agent of a Borrowing Base Certificate(s)."

                  (q) Subsection 2.5(d) is amended by deleting the period at the end of such subsection and inserting the following proviso:

         "; PROVIDED, HOWEVER, that in the event that clause (i)(G) of the definition of "Borrowing Base" becomes applicable, the Loans shall be repaid within ninety (90) days of the date of such clause becoming applicable in an amount which will cause the aggregate principal amount of Loans outstanding not to exceed the Borrowing Base as so reduced."

                  (r) Subsection 2.6(a) is deleted in its entirety and the following is substituted therefor:

                           "(a) The Borrowers shall pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

                                    (i) During such periods that such Loan is a
         Base Rate Loan, the Alternate Base Rate;


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                                    (ii) During such periods that such Loan is a
         LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period PLUS the Alternate Applicable Margin."

                  (s) Subsection 2.6(d) is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                           "(d) In addition to the interest accruing under subsection (a) above, in the event the daily average amount of outstanding Loans exceeds fifty (50%) percent of the Total Revolving Credit Commitment during any fiscal quarter of HCRI (each, a "TEST PERIOD"), the Borrowers shall pay additional interest on the daily average amount of the Loans outstanding during such Test Period at a rate per annum equal to one-eighth of one (.125%) percent."

                  (t) Subsection 2.7(b) is deleted in its entirety and the following is substituted therefor:

                           "(b) The Borrowers shall pay to the Agent for the account of the Banks, PRO RATA according to their respective Commitments, a facility fee (the "FACILITY FEE") on the daily average amount of such Bank's Commitment, for the period from the date hereof to and including the earlier of (i) the date such Bank's Revolving Credit Commitment is terminated, and (ii) the Revolving Credit Commitment Termination Date, at the rate per annum equal to the Facility Fee Percentage from time to time in effect on the amount of the Total Revolving Credit Commitment. The accrued Facility Fee shall be payable on the Quarterly Dates, and on the earlier of (i) the date the Total Revolving Credit Commitment is terminated, or (ii) the Revolving Credit Commitment Termination Date, and in the event the Borrowers reduce the Total Revolving Credit Commitment as provided in subsection 2.5(b) hereof, on the effective date of such reduction."

                  (u) Subsection 2.7(d) is deleted in its entirety and the following is substituted therefor:

                           "(d) The Origination Fee, the Facility Fee, the Agency Fee and the Arrangement Fee are hereinafter sometimes referred to individually as a "FEE" and collectively as the "FEES".

                  (v) Subsection 2.8(f) is deleted in its entirety and the following is substituted therefor:

                           "(f)     for general working capital purposes for
         day to day operations."

                  (w) A new Section 2.23 shall be added to Article 2 as follows:

                  "SECTION 2.23 INCREASE IN REVOLVING COMMITMENTS.

                           "At any time and from time to time, the Borrowers may, at their sole expense and effort and after consulting with the Agent, request : (i) one or more Banks to increase (in the sole and absolute discretion of each such Bank) the amount of their


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

         respective Revolving Credit Commitments, and/or (ii) one or more other lending institutions acceptable to the Agent to become "Banks" and extend Revolving Credit Commitments hereunder. To request an increase pursuant to this Section 2.23, the Borrowers shall submit to the Agent a written increase request signed by the Borrowers and in form approved by the Agent, which shall be irrevocable. Each such increase request shall specify, as the case may be: (A) each such existing Bank and the amount of the proposed increase in the amount of its Revolving Credit Commitment, or (B) the proposed new Bank and the Revolving Credit Commitment for such new Bank. Promptly following receipt of such an increase request, the Agent shall advise each existing Bank of the details thereof. Each proposed Bank specified in such increase request may, in its sole and absolute discretion, unconditionally agree, at any time prior to the 30th day following the date thereof, to: (x) if such proposed Bank is an existing Bank, the proposed increase in the amount of its Revolving Credit Commitment specified therein, and (y) if such proposed Bank is a new Bank, be and become a "Bank" hereunder having a Revolving Credit Commitment equal to the amount set forth in such increase request. To so agree, each such proposed Bank shall deliver to the Agent and the Borrowers a written agreement in a form approved by the Agent and signed by such proposed Bank. If one or more of such proposed Banks shall have so agreed, then, on the 35th day following the date of such increase request, the Revolving Credit Commitment of each such proposed Bank that is an existing Bank shall be increased by the applicable amount specified in such increase request and each such proposed Bank that is a new Bank shall become a "Bank" hereunder having a Revolving Credit Commitment equal to the amount set forth in such increase request, provided that (i) at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing, (ii) immediately after giving effect thereto, the aggregate amount of all increases of the Total Revolving Credit Commitments made under this Section 2.23 shall not exceed $25,000,000, (iii) the increase of the Total Revolving Credit Commitments specified in such increase request shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (iv) the Agent shall have received the prior written consent (which consent shall not be unreasonably withheld) of the Required Banks. Simultaneously with each increase of the Revolving Credit Commitments under this Section 2.23, each increasing Bank and each New Bank shall, to the extent necessary, purchase from each other existing Bank, and each other existing Bank shall sell to each increasing Bank or new Bank, in each case at par and without representation, warranty, or recourse (in accordance with and subject to the restrictions contained in Section 10.13), such interests, rights and obligations under this Agreement and its Loans of the other existing Banks to the extent necessary so that, immediately after giving effect to such increase, the outstanding Revolving Loans shall be held by the Banks ratably in accordance with their Revolving Credit Commitments, provided that each such assignor Bank shall have received (to the extent of the interests, rights and obligations assigned) payment of the outstanding principal amount of its Loans, accrued interest thereon, accrued fees, commissions and all other amounts payable to it under the Loan Documents from the applicable assignee Banks (to the extent of such outstanding principal and accrued interest, fees and commissions) or the Borrowers (in the case of all other amounts)."


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

                  (x) Section 5.6 is amended by deleting in its entirety therefrom the reference to "45 days" and substituting therefor "60 days".

                  (y) Subsection 5.8(a) is amended by deleting in its entirety therefrom the reference to "45 days" and substituting therefor "75 days".

                  (z) Section 5.13 is deleted in its entirety and the following is substituted therefor:

                  "SECTION 5.13     ADDITIONAL INFORMATION.

                           Such other material additional information regarding the business, affairs and condition of the Borrowers as Key or Fleet may from time to time request, including, without limitation, as soon as available but in any event not less than forty-five (45) days after the end of each fiscal quarter of HCRI, schedules, in form and substance satisfactory to the Agent, with respect to HCRI on a consolidated basis, of recorded liabilities, unfunded commitments, contingent liabilities and other similar material items, in each case, covering such quarter."

                  (aa) Section 6.2 is amended by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing, the Borrowers agree that the Agent shall be permitted to conduct or cause to be conducted an annual field audit at the Borrowers' expense."

                  (bb) Subsections 6.9(b) and (c) are deleted in their entirety and the following is substituted therefor:

                           "(b) Tangible Net Worth of not less than $625,000,000, plus 100% of the Net Issuance Proceeds received by HCRI (or any of its Subsidiaries) in connection with the issuance of any equity interest in HCRI (or any of its Subsidiaries) other than any such equity interests issued in connection with any dividend reinvestment program(s).

                           (c) Interest Coverage of not less than 250%."

                  (cc) Section 6.16 is deleted in its entirety and the following is substituted therefor:

                  "SECTION 6.16 OPERATOR CONCENTRATION.

                           Ensure that not more than ten (10%) percent of the Borrowers' Investments are maintained with a single Operator (including any Affiliates of such Operator); notwithstanding the foregoing, the Borrowers may maintain Investments with no more than two Operators (including any Affiliates thereof) in excess of ten (10%) percent of the Borrowers' Investments provided that the Borrowers' Investment in such Operators (x) individually does not exceed twenty (20%) percent of the Borrowers' Investments, and (y) together does not exceed thirty (30%) percent of the Borrowers' Investments."


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

                  (dd) Subsection 7.1(f) is deleted in its entirety and the following is substituted therefor:

                           "(f) In addition to the Indebtedness otherwise permitted under this Section 7.1, Indebtedness secured by Liens provided that immediately after giving effect to the incurrence of such Indebtedness, the total outstanding amount of such Indebtedness of HCRI, on a consolidated basis, plus the total outstanding amount of Indebtedness permitted under subsection 7.1(c), does not exceed ten (10%) percent of HCRI's consolidated Tangible Net Worth as of the end of the most recently completed fiscal quarter of HCRI; and"

                  (ee) Subsection 7.2(c) is deleted in its entirety and the following is substituted therefor:

                           "(c) Liens securing Indebtedness created after the date hereof and permitted under subsection 7.1(f) hereof; and"

                  (ff) Section 7.16 is deleted in its entirety and the following is substituted therefor:

                   "SECTION 7.16 CONSTRUCTION INVESTMENTS.

                           Permit the outstanding principal amount, accrued interest on and related fees in connection with its Construction Investments to exceed an amount equal to ten (10%) percent of the Borrowers' consolidated Investments in Healthcare Assets; provided, the Borrowers shall not make a Construction Investment for a Facility unless (i) there is included in the terms thereof an agreement for the conversion of the Borrower(s) interests in the Facility upon the completion thereof into full ownership or a mortgage interest, and (ii) if a mortgage interest, the Borrower(s) shall retain a first Lien on such Facility."

                  (gg) Section 10.6 is amended by deleting the second parenthetical appearing in clause (ii) thereof in its entirety and substituting therefor the following:

         "(other than Section 8.1 and Section 8.4 hereof)"

                  SECTION 2.2 In order to evidence the Loans, as amended hereby, the Borrowers shall execute and deliver to each Bank, simultaneously with the execution and delivery hereof, a substituted promissory note payable to the order of such Bank in substantially the form of Exhibit A annexed hereto (hereinafter referred to individually as a "Substituted Note" and collectively as the "Substituted Notes"). Each of the Banks shall, upon the execution and delivery by the Borrowers of its applicable Substituted Note as herein provided, mark the Note delivered to it in connection with the Original Loan Agreement "Replaced by Substituted Note" and return it to the Borrowers.

                  SECTION 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Revolving Credit Commitment(s)", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Revolving Credit Commitment(s) as amended hereby, the Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by this Amendment No. 2, the Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                  (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

                  (c) All references in the Notes to the "Revolving Credit Commitment Termination Date" shall be deemed to refer to the Revolving Credit Commitment Termination Date as defined in this Amendment No. 2.

                  SECTION 2.4 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

         ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

                  (a) (i) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                           (i) Schedule 3.1 to the Original Loan Agreement is
hereby amended as set forth in the Addendum to Schedule 3.1 annexed hereto. Schedules 3.6, 7.1, 7.2 and 7.11 to the Original Loan Agreement are each hereby amended and restated in their entirety as set forth on Schedules 3.6, 7.1, 7.2 and 7.11 annexed hereto.

                  (b) (i) The execution, delivery and performance by each Borrower of this Amendment No. 2 and the Substituted Notes are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 2 and the Substituted Notes are the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 2 and the Substituted Notes do not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

ARTICLE 4. CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT.

                  This Amendment No. 2 to Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                  (a) This Amendment No. 2 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and each Bank.

                  (b) The Borrowers shall have executed and delivered to each of the Banks its Substituted Note.

                  (c) The Borrowers shall pay to the Agents all fees provided for in the fee letter dated November 21, 2000.

                  (d) The Agent shall have received a Compliance Certificate from the Borrowers dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 2, no Default or Event of Default shall exist, shall be true.

                  (e) The Agent shall have received copies of the following:

                           (i) Copies of all corporate action taken by each of
the Borrowers to authorize the execution, delivery and performance of this Amendment No. 2, the Substituted Notes and the transactions contemplated hereby, certified by its secretary;

                           (ii) A certificate from the secretary of each
Original Borrower to the effect that its Certificate of Incorporation and By-laws delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that each such document is in full force and effect and is true and correct as of the date hereof;

                           (iii) The certificates of incorporation or
certificates of limited partnership, as the case may be, of each of the Additional Borrowers, certified by the Secretary of State of their respective states of organization;

                           (iv) The by-laws of each of the corporate Additional
Borrowers, certified by their respective secretaries;

                           (v) Good standing certificates as of a recent date,
with respect to each of the Additional Borrowers from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business; and

                           (vi) An incumbency certificate (with specimen
signatures) with respect to each of the Borrowers.

                  (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

         ARTICLE 5. MISCELLANEOUS.

                  SECTION 5.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement" and "Note(s)" shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby and the Substituted Note(s), (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

         SECTION 5.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         SECTION 5.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

















                           [Signature Pages To Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                           HEALTH CARE REIT, INC.
                           HCRI PENNSYLVANIA PROPERTIES, INC.
                           HCRI OVERLOOK GREEN, INC.
                           HCRI TEXAS PROPERTIES, INC.
                           HCRI TEXAS PROPERTIES, LTD.
                               BY HEALTH CARE REIT, INC.,
                               ITS GENERAL PARTNER
                           HCRI NEVADA PROPERTIES, INC.
                           HCRI LOUISIANA PROPERTIES, L.P.
                               BY HCRI SOUTHERN INVESTMENTS I, INC.,
                               ITS GENERAL PARTNER
                           HEALTH CARE REIT INTERNATIONAL, INC.
                           HCN ATLANTIC GP, INC.
                           HCN ATLANTIC LP, INC.
                           HCN BCC HOLDINGS, INC.
                           HCRI INDIANA PROPERTIES, INC.
                           HCRI INDIANA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.,
                               ITS MEMBER
                           HCRI LIMITED HOLDINGS, INC.
                           HCRI MASSACHUSETTS PROPERTIES, INC.
                           HCRI MASSACHUSETTS PROPERTIES TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI HOLDINGS TRUST
                               BY HCRI MASSACHUSETTS PROPERTIES, INC.
                               ITS TRUSTEE
                           HCRI NORTH CAROLINA PROPERTIES, LLC
                               BY HEALTH CARE REIT, INC.
                               ITS MEMBER
                           HCRI SOUTHERN INVESTMENTS I, INC.
                           HCRI TENNESSEE PROPERTIES, INC.
                           PENNSYLVANIA BCC PROPERTIES, INC.


                           BY  /S/ GEORGE L. CHAPMAN, CHAIRMAN, CEO & PRESIDENT
                           ----------------------------------------------------
                                                                       TITLE

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 2 to Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 2 to Loan Agreement separately for each of the above named entities.

REVOLVING CREDIT COMMITMENT:
----------------------------
$25,714,285.71             KEY CORPORATE CAPITAL INC.,
                           AS AGENT AND AS A BANK



                           BY  /S/ ANGELA G. MAGO,            SVP
                           --------------------------------------------------
                                                              TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           Key Corporate Capital Inc.
                           127 Public Square, MC:OH-01-27-0605
                           Cleveland, Ohio 44114
                           Attention: Healthcare Administrative
                                        Assistant

                           Address for Notices:

                           Key Corporate Capital Inc.
                           127 Public Square, MC:OH-01-27-0605
                           Cleveland, Ohio 44114
                           Attention: Ms. Angela Mago
                           Telecopier: (216) 689-5970














                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$25,714,285.71             FLEET NATIONAL BANK
                           AS SYNDICATION AGENT AND AS A BANK



                           BY  /S/ CHRISTIAN J. COVELLO,      VICE PRESIDENT
                               -----------------------------------------------
                                                              TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           Fleet National Bank
                           1185 Avenue of the Americas
                           New York, New York 10036
                           Attention: Mr. Christian J. Covello

                           Address for Notices:

                           Fleet National Bank
                           1185 Avenue of the Americas
                           New York, New York 10036
                           Attention: Mr. Christian J. Covello
                           Telecopier: (212) 819-4112






                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$12,857,142.86             HARRIS TRUST AND SAVINGS BANK



                           BY  /S/ EDWARD MCGUIRE,    VICE PRESIDENT
                              --------------------------------------------------
                                                            TITLE
                           Lending Office for Base Rate Loans and LIBOR
                           Loans:

                           Harris Trust and Savings Bank
                           111 West Monroe
                           Chicago, Illinois 60603
                           Attention: Edward McGuire

                           Address for Notices:

                           Harris Trust and Savings Bank
                           111 West Monroe
                           Chicago, Illinois 60603
                           Attention: Edward McGuire
                           Telecopier: (312) 293-5852




                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$12,857,142.86             COMERICA BANK


                           BY  /S/ BRIAN BRADY,       ASSISTANT VICE PRESIDENT
                              -------------------------------------------------
                                                                       TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           Comerica Bank
                           Comerica Tower at Detroit Center
                           500 Woodward Avenue
                           Detroit, Michigan 48226
                           Attention: Jeffrey Gardner

                           Address for Notices:

                           Comerica Bank
                           Comerica Tower at Detroit Center
                           500 Woodward Avenue
                           Detroit, Michigan 48226
                           Attention: Jeffrey Gardner
                           Telecopier: (313) 222-3420



                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$21,428,571.43             BANK OF AMERICA


                           BY  /S/ WILLIAM DUKE,      PRINCIPAL
                              ------------------------------------------------
                                                       TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           Bank of America
                           100 North N. Tryon Street
                           Charlotte, North Carolina 28255-0001
                           Attention: William Duke

                           Address for Notices:

                           Bank of America
                           100 North N. Tryon Street
                           Charlotte, North Carolina 28255-0001
                           Attention: William Duke
                           Telecopier: (704) 388-6002









                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$21,428,571.43             BANK ONE, N.A.


                           BY  /S/ JAN E. PETRIK,    FIRST VICE PRESIDENT
                               ------------------------------------------------
                                                         TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           Bank One, N.A.
                           600 Superior
                           Cleveland, Ohio  44114
                           Attention: Commercial Loan Operations

                           Address for Notices:

                           Bank One, N.A.
                           Commercial Banking
                           600 Superior
                           Cleveland, Ohio  44114
                           Attention: Ms. Jan Petrik
                           Telecopier: (440) 352-5971








                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$12,857,142.86             NATIONAL CITY BANK


                           BY  /S/ DOUGLAS L. BOX,    VICE PRESIDENT
                              --------------------------------------------
                                                          TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           National City Bank
                           405 Madison Avenue
                           Toledo, Ohio  43606
                           Attention: Mr. Douglas Box

                           Address for Notices:

                           National City Bank
                           405 Madison Avenue
                           Toledo, Ohio  43606
                           Attention: Mr. Douglas Box
                           Telecopier: (419) 259-6666














                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$8,571,428.57              MANUFACTURERS AND TRADERS TRUST COMPANY


                           BY  /S/ GREGORY VOGELSANG, ASSISTANT VICE PRESIDENT
                               ------------------------------------------------
                                                                    TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           M & T Center
                           One Fountain Plaza, 12th Floor
                           Buffalo, New York 14203-1495
                           Attention: Mr. C. Gregory Vogelsang

                           Address for Notices:

                           M & T Center
                           One Fountain Plaza, 12th Floor
                           Buffalo, New York 14203-1495
                           Attention: Mr. Gregory Vogelsang
                           Telecopier: (716) 848-7318














                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

REVOLVING CREDIT COMMITMENT:
----------------------------
$8,571,428.57              KBC N.V.


                           BY  /S/ KATHERINE S. MCCARTHY, VICE PRESIDENT
                              ----------------------------------------------
                                                              TITLE


                           BY  /S/ ROBERT SNAUFFER, FIRST VICE PRESIDENT
                              ----------------------------------------------
                                                              TITLE
                           Lending Office for Base Rate Loans and LIBOR Loans:

                           KBC N.V.
                           125 West 55th Street
                           New York, New York 10019
                           Attention: Kate McCarthy

                           Address for Notices:

                           KBC N.V.
                           125 West 55th Street
                           New York, New York 10019
                           Attention: Kate McCarthy
                           Telecopier: (212) 541-0793












                             Health Care REIT, Inc.
               Signature Page to Amendment No. 2 to Loan Agreement

                                    EXHIBIT 1
                      TO AMENDMENT NO. 2 TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------



                                LIST OF BORROWERS
                                -----------------

                               ORIGINAL BORROWERS
                               ------------------

NAME OF ORIGINAL BORROWER                        STATE OF ORGANIZATION
-------------------------                        ---------------------
Health Care REIT, Inc.                                  Delaware
HCRI Pennsylvania Properties, Inc.                    Pennsylvania
HCRI Overlook Green, Inc.                             Pennsylvania
HCRI Texas Properties, Inc.                             Delaware
HCRI Texas Properties, Ltd.                              Texas
HCRI Louisiana Properties, L.P.                         Delaware
Health Care REIT International, Inc..                   Delaware
HCN Atlantic GP, Inc.                                   Delaware
HCN Atlantic LP, Inc.                                   Delaware
HCRI Nevada Properties, Inc.                             Nevada


                              ADDITIONAL BORROWERS
                              --------------------

NAME OF ADDITIONAL BORROWER                      STATE OF ORGANIZATION
---------------------------                      ---------------------
HCN BCC Holdings, Inc.                                  Delaware
HCRI Holdings Trust                                  Massachusetts
HCRI Indiana Properties, Inc.                           Delaware
HCRI Indiana Properties, LLC                            Indiana
HCRI Limited Holdings, Inc.                             Delaware
HCRI Massachusetts Properties Trust                  Massachusetts
HCRI Massachusetts Properties, Inc.                     Delaware
HCRI North Carolina Properties, LLC                     Delaware
HCRI Southern Investments I, Inc.                       Delaware
HCRI Tennessee Properties, Inc.                         Delaware
Pennsylvania BCC Properties, Inc.                     Pennsylvania

                            ADDENDUM TO SCHEDULE 3.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------

                    STATES OF ORGANIZATION AND QUALIFICATION,
                   AND CAPITALIZATION OF ADDITIONAL BORROWERS
                   ------------------------------------------




HCN BCC HOLDINGS, INC.
----------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  Ohio, Tennessee
           (v)    Subsidiaries:
                  None

HCRI HOLDINGS TRUST
-------------------

           (i)    State of Incorporation:
                  Massachusetts
           (ii)   Capitalization:
                  N/A
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI INDIANA PROPERTIES, INC.
-----------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI INDIANA PROPERTIES, LLC
----------------------------

           (i)    State of Incorporation:
                  Indiana
           (ii)   Capitalization:
                  N/A
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI LIMITED HOLDINGS, INC.
---------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI MASSACHUSETTS PROPERTIES, INC.
-----------------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI MASSACHUSETTS PROPERTIES TRUST
-----------------------------------

           (i)    State of Incorporation:
                  Massachusetts
           (ii)   Capitalization:
                  N/A
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI NORTH CAROLINA PROPERTIES, LLC
-----------------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  N/A
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  North Carolina
           (v)    Subsidiaries:
                  None

HCRI SOUTHERN INVESTMENTS I, INC.
---------------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

HCRI TENNESSEE PROPERTIES, INC.
-------------------------------

           (i)    State of Incorporation:
                  Delaware
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

PENNSYLVANIA BCC PROPERTIES, INC.
---------------------------------

           (i)    State of Incorporation:
                  Pennsylvania
           (ii)   Capitalization:
                  $1,000.00 (initial)
           (iii)  Business:
                  Investments in health care facilities
           (iv)   States of Qualification:
                  None
           (v)    Subsidiaries:
                  None

                                  SCHEDULE 3.6
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------

                         JUDGMENTS, ACTIONS, PROCEEDINGS
                         -------------------------------

         1. JUST LIKE HOME. In February 1999, the Company commenced the following actions against Just Like Home, Inc. and a related entity: (1) Health Care REIT, Inc. vs. Just Like Home, Inc., Circuit Court of the Twelfth Judicial Circuit, Volusia County, Florida, Case No. 99-10221-CIDL, Division-01; (2) Health Care REIT, Inc. vs. Just Like Home, Inc., Circuit Court of the Fifth Judicial Circuit, Lake County, Florida, Case No. 99-435CA, Division-5; (3) Health Care REIT, Inc. vs. JLH Series I, Inc., Circuit Court of the Twelfth Judicial Circuit, Lake County, Florida, Case No. CA 99-706; (4) Health Care REIT, Inc. vs. Just Like Home, Inc., Circuit Court of the Twelfth Judicial Circuit, Polk County, Florida, Case No. 99-0592-4 (Lake Wales); (5) Health Care REIT, Inc. vs. Just Like Home, Inc., Circuit Court of the Twelfth Judicial Circuit, Polk County, Florida, Case No. 99-0593 (Haines City); (6) Health Care REIT, Inc. vs. Just Like Home, Inc., Circuit Court of the Twelfth Judicial Circuit, Manatee County, Florida, Case No. 99-0000706. In the above actions, the Company was seeking to remove the Tenants from the various facilities and seeking money damages. In a related case, the Contractor for two of the Just Like Home facilities, KDA, Inc., commenced the following two actions against Just Like Home, Inc. and the Company: (1) KDA, Inc. vs. Just Like Homes, Inc., et al., Circuit Court of the Tenth Judicial Circuit, Polk County, Civil Division, Case No. GC-G-98-3272; and (2) KDA, Inc. vs. Just Like Homes, Inc., et al., Circuit Court of the Tenth Judicial Circuit, Polk County, Civil Division, Case No. GC-G-98-3289. In June 1999, all the parties entered into settlement agreements of all the above cases. As part of the settlements, the terms of the various Leases have been shortened and the Tenants are to make Lease payments to the Company and additional payments to the Contractor. Technically, the cases remain pending to allow the Company to obtain an immediate order of eviction if the Tenant defaults and to allow the Contractor to continue its action if the Tenant defaults. The total amount presently owed to the Contractor is approximately $176,000.00.

         2. HERMITAGE. On November 1, 2000, Montgomery Manor Convalescent Hospital ("Montgomery Manor") filed a bankruptcy petition under 11 U.S.C. in the United States Bankruptcy Court for the Northern District of California, Case No. 00-12538. On October 31, 2000, Hermitage Health Care ("Hermitage") filed a Chapter 11 bankruptcy petition under 11 U.S.C. in the United States Bankruptcy Court for the Northern District of California, Case No. 00-12535. Montgomery Manor is the Tenant in one facility and Hermitage is a Guarantor of the Montgomery Manor Lease.

         3. VENCOR. On September 13, 1999, Vencor, Inc. ("Vencor") and numerous related entities filed separate Chapter 11 bankruptcy petitions under Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, Case No. 99-3199 through 99-3327. The primary case is Case No. 99-3199. Vencor is a Tenant of three facilities.

         4. ROBERT SEIDEL - ALBANY, NY FACILITY. On June 7, 2000, Robert Seidel filed suit against the Tenant and the Company in the County of Broome Supreme Court, State of New York, Case No. 2000-1242. Mr. Seidel was an employee of a sub-contractor working at the facility and he suffered injuries from a fall off a ladder. He is seeking $2 million dollars in damages but a preliminary investigation indicates that he only injured his knee in the fall. Insurance is in place and is providing the defense.

         5. MERRILLVILLE, INDIANA. Litigation involving injuries to Virginia Kennedy, incurred during a wanderer episode from the Summerville Facility on or before October 10, 2000. Tenant has not yet been served but has received information that a lawsuit has been filed naming Summerville as well as Balanced Care at Merrillville, Inc., d/b/a Outlook Pointe at Merrillville as defendants. Tenant will move immediately to be dismissed from the lawsuit on the basis that the incident occurred prior to Tenant's involvement with the Facility. Tenant also will demand indemnification from Summerville and Landlord in connection with any costs, expenses or liabilities incurred in connection with the pending litigation.

                                  SCHEDULE 7.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------
                             PERMITTED INDEBTEDNESS
                             ----------------------
I.       LINES OF CREDIT
         ---------------
                                                                        Total
                                                                      Available
                                                                      ---------

Key/Fleet Revolving Line of Credit                                  $150,000,000
Capital Bank, NA                                                      25,000,000
                                                                    ------------
                                                                    $175,000,000

II.      EXISTING SECURED DEBT
         ---------------------
                                                   Investment     Amount of
         Operator                Facility            Balance  Liens/Indebtedness
         --------                -------           ---------- -----------------

Various (Bank United pool)      Various           $142,791,154   $ 60,000,000
Southern Assisted Living, Inc.  Bluffton, SC         5,634,679      4,000,000
Horizon Healthcare Corp.        San Antonio, TX        866,452        866,452
                                                                 ------------
                                                                 $ 64,866,452

III.     EXISTING OTHER UNSECURED DEBT
         -----------------------------

1993 Series Senior Notes                                            $ 15,000,000
1996 Series Senior Notes                                              30,000,000
1997 Series Senior Notes                                              60,000,000
1998 Series Senior Notes                                             100,000,000
1999 Series Senior Notes                                              50,000,000
                                                                    ------------
                                                                    $255,000,000

IV.      EXISTING CONTINGENT OBLIGATIONS
         -------------------------------

Operator                        Facility                     Amount of Guaranty
--------                        --------                     ------------------

Kingston Health Care            Naperville, IL                  $ 4,055,000
Village Management              Rockford, IL                      4,390,000
ASA Development                 Tucson, AZ                        3,500,000
                                                                -----------
                                                                $11,945,000

                                  SCHEDULE 7.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------

              PERMITTED SECURITY INTERESTS, LIENS AND ENCUMBRANCES
              ----------------------------------------------------


EXISTING LIENS
--------------

                                                Investment        Amount of
Operator                        Facility          Balance     Liens/Indebtedness
--------                        --------          -------     ------------------

Various (Bank United pool)      Various          $142,791,154   $ 60,000,000
Southern Assisted Living, Inc.  Bluffton, SC        5,634,679      4,000,000
Horizon Healthcare Corp.        San Antonio, TX       866,452        866,452
                                                                ------------
                                                                $ 64,866,452

                                  SCHEDULE 7.11
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------

                         PERMITTED CAPITAL EXPENDITURES
                         ------------------------------


                                      None

                                    EXHIBIT A
                      TO AMENDMENT NO. 2 TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------


                            FORM OF SUBSTITUTED NOTE
                            ------------------------


$____________                                           DATED: JANUARY 29, 2001


                  FOR VALUE RECEIVED, each of the undersigned (collectively, the "BORROWERS"), hereby jointly and severally promises to pay to the order of ___________________________ (the "BANK") on the Revolving Credit Commitment Termination Date, the principal sum of _____________________ ($__________)
Dollars, or such lesser amount as shall be equal to the aggregate unpaid principal amount of the Loans outstanding on the close of business on the Revolving Credit Commitment Termination Date made by the Bank to the Borrowers; and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Agreement and calculated as provided therein.

                  All indebtedness outstanding under this Substituted Note shall bear interest (computed in the same manner as interest on this Substituted Note prior to the relevant due date) at the applicable Post-Default Rate for all periods when an Event of Default has occurred and is continuing, commencing on the occurrence of such Event of Default until such Event of Default has been cured or waived as acknowledged in writing by the Agent, and all of such interest shall be payable on demand.

                  Anything herein to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to the Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting rates of interest which may be charged or collected by the Bank.

                  Payments of both principal and interest on this Substituted Note are to be made to the office of Key Corporate Capital Inc., as Agent, at 127 Public Square, Cleveland, Ohio 44114-1306 or such other place as the holder hereof shall designate to the Borrowers in writing, in lawful money of the United States of America in immediately available funds.

                  This Substituted Note is one of the Substituted Notes referred to in, and is entitled to the benefits of, the Loan Agreement dated as of March 28, 1997, as amended by Amendment No. 1 to Loan Agreement dated as of October 1, 1998 and Amendment No. 2 to Loan Agreement dated of even date herewith by and among the Borrowers, the Banks signatory thereto (including the Bank) and the Agent (as so amended and as further amended, modified or supplemented from time to time, the "AGREEMENT"). This Substituted Note supersedes and is given in substitution for the [Note] [Replacement Note] dated [March 28, 1997] [October 1, 1998] made by the Borrowers to the order of the Bank in the original principal amount of $________ but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  The Bank is hereby authorized by the Borrowers to record on the schedule to this Substituted Note (or on a supplemental schedule thereto) the amount of each Loan made by the Bank to the Borrowers and the amount of each payment or repayment of principal of such Loans received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrowers hereunder in respect of this Substituted Note. The Bank may, at its option, record such matters in its internal records rather than on such schedule.

                  Upon the occurrence of any Event of Default, the principal amount and accrued interest on this Substituted Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

                  The Borrowers shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Substituted Note.

                  THIS SUBSTITUTED NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.








                         [Signatures on Following Page]

                               HEALTH CARE REIT, INC.
                               HCRI PENNSYLVANIA PROPERTIES, INC.
                               HCRI OVERLOOK GREEN, INC.
                               HCRI TEXAS PROPERTIES, INC.
                               HCRI TEXAS PROPERTIES, LTD.
                                   BY HEALTH CARE REIT, INC.,
                                   ITS GENERAL PARTNER
                               HCRI NEVADA PROPERTIES, INC.
                               HCRI LOUISIANA PROPERTIES, L.P.
                                   BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                   ITS GENERAL PARTNER
                               HEALTH CARE REIT INTERNATIONAL, INC.
                               HCN ATLANTIC GP, INC.
                               HCN ATLANTIC LP, INC.
                               HCN BCC HOLDINGS, INC.
                               HCRI INDIANA PROPERTIES, INC.
                               HCRI INDIANA PROPERTIES, LLC
                                   BY HEALTH CARE REIT, INC.,
                                   ITS MEMBER
                               HCRI LIMITED HOLDINGS, INC.
                               HCRI MASSACHUSETTS PROPERTIES, INC.
                               HCRI MASSACHUSETTS PROPERTIES TRUST
                                   BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                   ITS TRUSTEE
                               HCRI HOLDINGS TRUST
                                   BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                   ITS TRUSTEE
                               HCRI NORTH CAROLINA PROPERTIES, LLC
                                   BY HEALTH CARE REIT, INC.
                                   ITS MEMBER
                               HCRI SOUTHERN INVESTMENTS I, INC.
                               HCRI TENNESSEE PROPERTIES, INC.
                               PENNSYLVANIA BCC PROPERTIES, INC.


                               BY________________________________________


         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Substituted Note intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Substituted Note separately for each of the above named entities.

                                                                      SCHEDULE A
                                                                      ----------

--------------------------------------------------------------------------------
                               PRINCIPAL PAYMENTS

                     Substituted Note dated January 29, 2001
                             payable to the order of
                         ------------------------------

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                                    Interest Period
                                    (if other than a       Amount        Unpaid
                    Principal     Base Rate Loan) and   of Principal   Principal     Notation
      Date        Amount of Loan     Interest Rate         Repaid       Balance      Made By
-------------------------------------------------------------------------------------------------

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